UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 9, 2026	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

305 N 54th Street Chandler, Arizona 85226
(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) On March 9, 2026, Comtech Telecommunications Corp. (the "Company") held its Fiscal 2025 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders of the Company voted on the following proposals as set forth in the Company’s Proxy Statement for the Annual Meeting, with the following results, which were consistent with the recommendations of the Company’s Board of Directors (the "Board") in each case:

Proposal No. 1 - Election of Seven Directors.
The nominees listed below received the number of votes set forth opposite their name at the Annual Meeting, and were elected to the Board:

Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth H. Traub	38,123,051	259,978	17,979	6,134,308
Lieutenant General (Ret.) Bruce T. Crawford	38,006,695	325,110	69,203	6,134,308
Michael J. Hildebrandt	37,796,704	528,131	76,173	6,134,308
Mark R. Quinlan	34,629,245	1,491,812	2,279,950	6,134,309
Mary Jane Raymond	37,993,412	333,088	74,507	6,134,308
Lloyd A. Sprung	37,833,857	492,180	74,971	6,134,308
Lawrence J. Waldman	34,523,593	1,595,107	2,282,308	6,134,308

Proposal No. 2 - Approval (On an Advisory Basis) of the Compensation of the Named Executive Officers.
The advisory vote on the compensation of Named Executive Officers of the Company was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
32,033,498	5,598,343	769,161	6,134,313

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm.
The non-binding ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2026 was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
44,174,672	320,860	39,784	—

Proposal No. 4 - Approval of an Amendment to the Comtech Telecommunications Corp. 2023 Equity and Incentive Plan, as amended (the "2023 Plan").
The Amendment to the 2023 Plan to increase the number of shares of Common Stock available under the 2023 Plan was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
37,122,608	1,165,014	113,382	6,134,311

(c) Not applicable.

(d) Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    March 11, 2026
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer